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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2018

MBT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Michigan	000-30973	38-3516922

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

102 East Front Street, Monroe, Michigan	48161

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 241-3431

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2018, the Board of Directors of MBT Financial Corp. (the “Company”) approved and the Company amended its Amended and Restated Change in Control Agreement with H. Douglas Chaffin, its President and Chief Executive officer and each of its severance agreements with its other named executive officers namely; Scott E. McKelvey, Thomas G. Myers, Audrey Mistor and John L. Skibski (collectively the “Executive Agreements”). The amendments to the forgoing agreements (the “Amendments”) are identical and in each instance were done in connection with the Company’s pending proposed merger with First Merchants Corporation and in accordance with the terms of the Agreement and Plan of Reorganization and Merger dated October 9, 2018, by and between the Company and First Merchants (the “Merger Agreement”).

The Amendments to the Executive Agreements completed the following changes to the Executive Agreements: (i) removed the requirement that the executive terminate employment to receive the payments and benefits provided for in the Executive Agreement in connection with a change in control; (ii) provided for a lump sum payment to the Executive in exchange for the executive’s agreement that thereafter the Company has no further obligations under the Executive Agreement; (iii) provided for the assignment by the Company, and the consent of the executive to such assignment, of all of the Company’s rights under the Executive Agreement to First Merchants, including but not limited the right to enforce the restrictive covenants of the Executive contained in the Executive Agreement; (iv) provided a requirement that the executive deliver a release of claims.

Under the Amendments the Company’s named executive officers will receive, subject to the closing of the merger with First Merchants, the following lump sum payments on or immediately prior to the closing date of the Merger in complete satisfaction of all of the Company’s obligations under the Executive Agreements.

Name	Principal Position	Payment $

H. Douglas Chaffin	President & CEO	1,174,485
John L. Skibski	Executive Vice President & CFO	465,704
Thomas G. Myers	EVP, Chief Lending Manager	454,122
Scott E. McKelvey	EVP, Wayne County President	447,562
Audrey Mistor	EVP, Wealth Management Group Director	423,875

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

10.1

Form of Amendment to H. Douglas Chaffin’s Amended and Restated Change in Control Agreement and each of the Severance Agreements with Scott E. McKelvey, Thomas G. Myers, Audrey Mistor and John L. Skibski

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MBT FINANCIAL CORP.

Date: December 21, 2018	By:	/s/ John L. Skibski
John L. Skibski
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1

Form of Amendment to H. Douglas Chaffin’s Amended and Restated Change in Control Agreement and each of the Severance Agreements with Scott E. McKelvey, Thomas G. Myers, Audrey Mistor and John L. Skibski

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